UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2010
Prospect Medical Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-32203	33-0564370

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10780 Santa Monica Blvd., Suite 400, Los Angeles, California	90017-3782

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (310) 943-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 16, 2010, Prospect Medical Holdings, Inc. issued a press release describing its results of operations for the quarter ended June 30, 2010. A copy of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Prospect Medical Holdings, Inc. under the Securities Act of 1933 or the Exchange Act unless expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits:
(d) Exhibits

Exhibit
Number	Description

99.1	Press release dated August 16, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.
By:	/s/ MIKE HEATHER
Mike Heather, Chief Financial Officer

Date: August 16, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated August 16, 2010.